UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 15, 2026

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(515) 978-3737

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 15, 2026, DHI Group, Inc. (the "Company") held its 2026 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders approved (i) the Second Amendment to the DHI Group, Inc. 2022 Omnibus Equity Award Plan as Amended and Restated (as amended, the “2022 Plan”) to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 2,800,000 shares, and (ii) the First Amendment to the DHI Group, Inc. 2020 Employee Stock Purchase Plan (as amended, the “ESPP”) to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 500,000 shares.

The foregoing descriptions of the 2022 Plan and the ESPP are qualified in their entirety by reference to the full text of the 2022 Plan and the ESPP, each as amended, filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively.

ITEM 5.07.    Submission of Matters to Vote of Security Holders.
The Company held the Annual Meeting on May 15, 2026 as a virtual meeting online via live webcast. As of the record date of March 20, 2026, 43,898,515 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. The Company's stockholders voted on, and approved, the following proposals at the Annual Meeting:
Proposal 1: Election of two Class I directors, each for a term of three-years, or until his or her successor is duly elected and qualified. The results of the voting were as follows.

Nominees	For	Against	Abstain	Broker Non-Votes
Art Zeile	30,620,742	1,417,673	9,614	5,808,730
Elizabeth Salomon	30,611,576	1,189,356	247,098	5,808,730
Proposal 2: Ratify the selection of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
37,467,481	2,632	343,961	42,685
Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
26,222,150	3,301,930	2,481,264	5,851,415
Proposal 4: Approval of the Second Amendment to the DHI Group, Inc. 2022 Omnibus Equity Award Plan as Amended and Restated. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
28,502,404	3,196,573	306,367	5,851,415
Proposal 5: Approval of the First Amendment to the DHI Group, Inc. 2020 Employee Stock Purchase Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
31,154,634	589,233	261,477	5,851,415
Item 9.01.    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
Not applicable.
(b)Pro Forma Financial Information.
Not applicable.
(c)Shell Company Transactions.
Not applicable.
(d)Exhibits.

EXHIBIT NO.	DESCRIPTION
10.1
Second Amendment to the DHI Group, Inc. 2022 Omnibus Equity Award Plan, as amended and restated (incorporated by reference to Appendix B to the Registrant's Definitive Proxy Statement on Schedule 14A filed on April 2, 2026)

10.2
First Amendment to the DHI Group, Inc. 2020 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to Appendix C to the Registrant's Definitive Proxy Statement on Schedule 14A filed on April 2, 2026)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	May 19, 2026	By: /S/ E. Jack Connolly
Name: E. Jack Connolly
Title: Chief Legal Officer

EXHIBIT INDEX
10.1
Second Amendment to the DHI Group, Inc. 2022 Omnibus Equity Award Plan, as amended and restated (incorporated by reference to Appendix B to the Registrant's Definitive Proxy Statement on Schedule 14A filed on April 2, 2026)

10.2
First Amendment to the DHI Group, Inc. 2020 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to Appendix C to the Registrant's Definitive Proxy Statement on Schedule 14A filed on April 2, 2026)

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